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                                                                   EXHIBIT 10.31

                             BUSINESS RULES APPROVAL

1.   APPROVAL

     This document provides approval from both parties in adherence to the Operational Plan / Business Rules Documents (Schedule IV of the Services Sales Outsourcing Partner Agreement). Any changes or additions made to the Business Rules Document require the signed approval of both parties.

     1.1  Description of Business Rules Document Modifications

          Please detail the modification and/or additions made to the Business Rules Document. Reference all Section Page, and/or Attachment numbers.

               Added Section 5 - Sales - Non - Packaged Services

     5.3  RESELLER RENEWALS PROGRAM

          HP Objective
          To capture revenue from CarePaq renewals originally sold through resellers.

          Program
          Re-activate expired CarePaqs through Rainmaker that were not renewed by the reseller. Program opportunities begin the second month after expiration.

               Overview
                    .    Current program focuses on CarePaqs for Compaq servers
                         originally sold through "red" resellers.
                    .    HP provides list of expiring server CarePaqs to
                         reseller in support of pro-active reseller renewal
                         program.
                    .    CarePaqs which expire are re-listed and re-directed to
                         Rainmaker for re-activation.
                    .    Lists to be provided to Rainmaker by the third week of
                         the month following expiration.
                    .    ***
                    .    ***
                    .    Resellers are aware that HP will directly pursue the
                         re-activation after expiration.

               Data Preparation
               ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***

     Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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               Estimated Opportunity
                    . Based on data from November, December 2002 and January 2003, the total re-activation opportunity at 100% is approximately $*** per month.

               Rules of Engagement
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***
                    .    ***

               Pricing
                    . Rainmaker will be compensated on a pay-for-performance basis.
                    . Rainmaker's compensation is based on the difference between list and selling price.
                    . Rainmaker's discount for all re-activations is equal to the current Rainmaker discount off list price plus an additional discount of ***% through April 30, 2003.
                    . Renewals sold into the customer base of a re-activation prospect will be compensated at current renewal rates.

               Program Evaluation Period - Factors to be considered in establishing Rainmaker's margin for reseller reservations beyond the April 30, 2003 promotional period:
                    .    Quality and validity of contact data.
                    .    Quality and validity of CarePaq data.
                    .    Validity of registration data.
                    .    Visibility of opportunity based on prior renewal
                         attempts.
                    .    Leakage back to the channel.
                    .    Actual re-activation rates.
                    .    Channel conflict, if any.
                    .    Marketing funds will be evaluated based on actual
                         results.

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          Rainmaker's experience with reseller re-activation programs indicates the pricing between *** points higher than renewals pricing, plus marketing funding is warranted due to the factors listed above and the inability of the pro-active renewal process to be employed.

          HP and Rainmaker both agree to evaluate the program after 60 days of execution to determine the level of impact that these factors actually have on the program to determine the fair and equitable price point for the program beyond April 30, 2003.

          Both parties agree to establish the new pricing as early as March 31 but not later than April 15, 2003.

     1.2  SIGN-OFF

     Hewlett Packard

      /s/ David Whalen           David Whalen                      2/6/03
     -------------------------   ---------------------             -------------
     Signature                   Print                             Date

     Rainmaker Systems

      /s/ Martin Hernandez       Martin Hernandez                  1/24/03
     -------------------------   ---------------------             -------------
     Signature                   Print                             Date

  Rainmaker Systems   HP Business Rules   Change Approved (Insert date approved)

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